UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2010

BLOCKBUSTER INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15153	52-1655102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street Dallas, Texas	75270
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 854-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

In connection with the negotiation of the pre-arranged recapitalization plan of Blockbuster Inc. (the “Company”) announced September 23, 2010, certain holders of its 11.75% senior secured notes (the “Restricted Noteholders”) conducted a due diligence review of the Company and, as part of this due diligence review, received certain financial projections for the Company. Pursuant to confidentiality agreements entered into with the Restricted Noteholders, the Company agreed to disclose a summary of any material non-public information previously disclosed to the Restricted Noteholders. As a result, the Company has included a summary of the projections (the “Projections”) that the Company provided to the Restricted Noteholders, solely to comply with the Company’s obligations to the Restricted Noteholders under the confidentiality agreements, in Exhibit 99.1 hereto. The Projections that the Company provided to the Restricted Noteholders as part of their due diligence review were provided solely in connection with such due diligence review and not expressly for inclusion in this Form 8- K or any other public document.

The Projections are subject to numerous assumptions, risks and limitations. The Projections are now out of date, do not reflect the Company’s current plan or capital structure under consideration, and are subject to substantial revision. The Projections are not a guaranty of future performance, and actual results may differ from the Projections and such differences may be material. The Company’s internal financial forecasts (upon which the Projections were based in part) are, in general, prepared solely for internal use, including for budgeting and other management decisions, and are susceptible to interpretations and periodic revisions based on actual experience and business developments.

The Projections do not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the Projections and, accordingly, do not express an opinion or any other form of assurance with respect to such information. The Projections are subjective in many respects and contain numerous estimates and assumptions made by management of the Company with respect to its financial condition, business and industry performance, general economic, market and financial conditions and other matters, all of which are difficult to predict, and many of which are beyond the Company’s control. Accordingly, there can be no assurance that the estimates and assumptions made in preparing the Projections will prove accurate or that the Projections will be realized. Investors are cautioned that the Projections were prepared as of a date prior to the date hereof using information available at that time and that estimates, assumptions and the results set forth in the Projections would differ, perhaps materially, in certain respects if prepared with more current information. In addition, it is expected that there will be differences between actual and projected results, and the differences may be material. The disclosure made hereby of the Projections should not be regarded as an indication that the Company or its affiliates or representatives consider the Projections to be a reliable prediction of future events, and they should not be relied upon as such. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate performance of the Company compared to the Projections, and none of them undertakes any obligation to publicly update this information to reflect circumstances existing after the date when the Projections were made or to reflect the occurrence of future events, even in the event that any or all of the estimates or assumptions underlying the Projections are shown to be in error.

This report on Form 8-K, including the exhibit attached hereto, includes “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Company’s plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends, and other information that is not historical information. When used in this report on Form 8-K, including the exhibit attached hereto, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon the

Company’s expectations and various assumptions. However, no assurances can be made that these expectations, beliefs and projections will be achieved. Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements. These risks and uncertainties and other important factors include, but are not limited to, those described under the heading “Risk Factors” in the Company’s most recent annual report on Form 10-K under Item 1A of Part 1 and in the Company’s most recent quarterly report on Form 10-Q under Item 1A of Part II, those described in filings made by the Company with the U.S. Bankruptcy Court for the Southern District of New York, the ability of the Company to continue as a going concern, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the chapter 11 cases, the ability of the Company and its subsidiaries to prosecute, develop and consummate one or more plans of reorganization with respect to the chapter 11 cases, the effects of the Company’s Bankruptcy Filing on the Company and the interests of various creditors, equity holders and other constituents, Bankruptcy Court rulings in the chapter 11 cases and the outcome of the cases in general, the length of time the Company will operate under the chapter 11 cases, risks associated with third party motions in the chapter 11 cases, which may interfere with the Company’s ability to develop and consummate one or more plans of reorganization once such plans are developed, the potential adverse effects of the chapter 11 proceedings on the Company’s liquidity or results of operations, the ability to execute the Company’s business and restructuring plan, increased legal costs related to the Bankruptcy Filing and other litigation, the Company’s ability to maintain contracts that are critical to its operation, to obtain and maintain normal terms with customers, movie studios, suppliers and service providers and to retain key executives, managers and employees. There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf apply only as of the date of this report on Form 8-K, and the date of the exhibit attached hereto, and are expressly qualified in their entirety by the cautionary statements included in this report. The Company undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Certain Information Disclosed to Restricted Noteholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCKBUSTER INC.

Date: October 12, 2010
	By:	/s/ Rod McDonald
Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certain Information Disclosed to Restricted Noteholders